Exhibit 99.1

CONTACT:	James E. Adams
Executive Vice President and Chief Financial Officer
423-278-3050

GREEN BANKSHARES REPORTS THIRD QUARTER RESULTS

GREENEVILLE, Tenn. (October 23, 2009) – Green Bankshares, Inc. (NASDAQ: GRNB), the holding company for GreenBank, today reported a net loss for the third quarter and nine months ended September 30, 2009.  Key points for the quarter include:

•
A net loss available to common shareholders of $7.7 million or $0.59 per diluted share, reflecting primarily higher credit costs as the Company continues its efforts to identify and address credit quality issues in the loan portfolio;

•	Net interest income increased 1% from the second quarter of 2009, while the net interest margin stabilized at 3.33%;

•
The quarter's loan loss provision of $18.5 million was down from $24.4 million in the second quarter of 2009 and modestly exceeded net charge-offs; the loan loss reserve increased to 2.39% of outstanding loans from 2.30% at the end of the second quarter of 2009;

•
Non-performing assets (NPAs) totaled $125.0 million at September 30, 2009, declining $4.1 million or 3% from the level at June 30, 2009; this improvement reflected the first decline in NPAs since the second quarter of 2008; the ratio of NPAs to total assets was 4.48% at September 30, 2009, down from 4.91% at June 30, 2009; NPAs were written down 30%, on average, at September 30, 2009;

•	Loans past due 30 to 89 days, excluding non-accrual loans, declined from 0.84% of loans at June 30, 2009 to 0.76% of loans at September 30, 2009;

•	Non-interest income, excluding net securities gains, increased 13% from the second quarter of 2009;

•	Non-interest expense declined 12% from the second quarter of 2009, excluding the pre-tax, non-cash goodwill impairment charge of $143.4 million recorded in the second quarter; and

•
The Company's estimated regulatory capital levels remained strong at September 30, 2009, with Tier 1 Leverage at 10.49%, Tier 1 Risk-Based Capital at 13.17%, and Total Risk-Based Capital at 14.43%; the tangible common equity to tangible assets ratio was 5.42% at September 30, 2009.

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Green Bankshares, Inc. ▪ 100 North Main Street ▪ Greeneville, TN  37743 ▪ (423) 639-5111

GRNB Reports Third Quarter Results

October 23, 2009

The Company's net loss available to common shareholders for the third quarter of 2009 totaled $7,748,000 or $0.59 per diluted share, driven principally by higher credit costs, which were partially offset by continued strength in core operating earnings of the Company. This compares with net income in the year-earlier quarter of $1,234,000 or $0.10 per diluted share.

For the nine-month period ended September 30, 2009, the Company reported a net operating loss of $18,186,000 or $1.40 per diluted share, excluding the after-tax, non-recurring, non-cash goodwill impairment charge of $137,414,000 recorded in the second quarter of 2009 (please refer to the non-GAAP reconciliation on page 5).  This compares with net income of $9,874,000 or $0.76 per diluted share for the same period a year ago.  Including the goodwill impairment charge, the 2009 year-to-date net loss available to common shareholders was $155,600,000 or $11.91 per diluted share.

Stan Puckett, Chairman and Chief Executive Officer, commented, "Economic conditions remain challenging with high unemployment and weak real estate activity. We will continue to work aggressively to identify and address problem loans."

The following information graphically displays the Bank only loan portfolio detail, by purpose code, at September 30, 2009:

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GRNB Reports Third Quarter Results

October 23, 2009

The following is a breakdown of the Bank's commercial real estate portfolio, by purpose code, between the periods presented:

	September 30, 2009	June 30, 2009	Change	% Change
Commercial Real Estate Portfolio
Acquisition & development	$190,826	$228,680	$(37,854)	-16.55%
Lot warehouse	68,948	75,909	(6,961)	-9.17%
Commercial 1-4 family construction	83,155	109,319	(26,164)	-23.93%
Total speculative 1 to 4 family	342,929	413,908	(70,979)	-17.15%

Commercial vacant land	102,312	103,219	(907)	-0.88%
Commercial construction non-owner-occupied	174,199	166,486	7,713	4.63%
Commercial construction owner-occupied	37,034	56,721	(19,687)	-34.71%
Consumer residential construction	23,833	27,267	(3,434)	-12.59%
Total non-speculative	337,378	353,693	(16,315)	-4.61%
Total construction and development	680,307	767,601	(87,294)	-11.37%
Non-owner-occupied commercial real estate	396,889	394,586	2,303	0.58%

Total commercial real estate	$1,077,196	$1,162,187	$(84,991)	-7.31%

During the third quarter of 2009, net charge-offs totaled $18,436,000 compared with $23,281,000 during the three-month period ended June 30, 2009.  At September 30, 2009, the loan loss reserve totaled $50,196,000 and represented 2.39% of outstanding loans, up from 2.30% at June 30, 2009, and 1.50% at September 30, 2008. The increase in the reserve coverage ratio between the second and third quarters of 2009 was driven principally by the continued economic weakness in the Company's markets.

NPAs declined $4,086,000 from second quarter 2009 level and represented 4.48% of total assets at September 30, 2009, compared with 4.91% of total assets at June 30, 2009, and 1.76% at September 30, 2008.  This reduction represents the first decline in NPAs since the second quarter of 2008.

The following table reflects the changes in NPA balances from June 30, 2009, through September 30, 2009:

	Non-Accrual Loans	OREO Balances	Past Due > 90 days	Total
June 30, 2009	$93,889,000	$34,468,000	$820,000	$129,177,000
Loan foreclosures	(36,080,000)	36,080,000	n/a	n/a
Gross loan charge-offs	(19,224,000)	n/a	n/a	(19,224,000)
New non-accrual loans	28,562,000	n/a	n/a	28,562,000
OREO sales proceeds	n/a	(10,557,000)	n/a	(10,557,000)
OREO write-downs, net	n/a	(3,578,000)	n/a	(3,578,000)
Increase in 90 day past due loans	n/a	n/a	711,000	711,000
September 30, 2009	$67,147,000	$56,413,000	$1,531,000	$125,091,000

After interest reversals of $280,000, net interest income totaled $20,338,000 for the third quarter of 2009, representing an increase of $158,000 from second quarter 2009 level and resulting from lower funding costs incurred.  Despite the increase in net interest income in the third quarter, the net interest margin fell 10 basis points from the second quarter of 2009 and stabilized at 3.33%.  This temporary margin compression resulted from a change in the mix of earning assets as higher-yielding average loan balances declined approximately $52,000,000 and lower-yielding, short-term, temporary investments increased approximately $123,000,000 due to continued average core deposit inflows.

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GRNB Reports Third Quarter Results

October 23, 2009

Non-interest income totaled $9,189,000 for the three months ended September 30, 2009. Excluding securities gains of $933,000 and a security impairment charge of $503,000, non-interest income totaled $8,759,000 compared with $7,541,000 during the second quarter of 2009, an increase of $1,218,000 or 16%.  The ongoing success of GreenBank's High Performance Checking product added 4,619 net new checking account customers during the quarter, for a new account opening ratio of 2.4 new accounts opened for each account closed, resulting in an increase in deposit service charge revenues of $651,000 or 11% from the second quarter of 2009. Wealth management revenues improved almost 22% from the second quarter of 2009, reflecting continuing strength in trust and annuity sales.  Included in the Other Income component of non-interest income for the third quarter were non-recurring items totaling $468,000 related to insurance proceeds received and a gain on the sale of undeveloped land adjacent to a branch location.

Non-interest expense totaled $22,365,000 for the three-month period ended September 30, 2009, compared with $168,914,000 incurred during the second quarter of 2009. Excluding the one-time, non-cash goodwill impairment charge of $143,389,000 recorded in the second quarter, comparable non-interest expense for the second quarter of 2009 was $25,525,000 (please refer to the non-GAAP reconciliation on page 5). The decline in comparable non-interest expenses of $3,160,000 or 12% from the second quarter was principally a result of the $1,731,000 decrease in FDIC insurance costs along with the elimination of the Company's 401(k) employee contribution and all discretionary cash incentive compensation for the 2009 fiscal year.

Puckett concluded, "Although our third quarter results were disappointing, we are encouraged by the positive economic data that has been released recently and look forward to actively participating in the recovery as it occurs."

Greeneville, Tennessee-based Green Bankshares, Inc., with total assets of approximately $2.794 billion, is the holding company for GreenBank.  GreenBank, which traces its origin to 1890, has 63 branches across East and Middle Tennessee, and one branch each in Bristol, Virginia, and Hot Springs, North Carolina.  It also provides wealth management services through its GreenWealth Division and residential mortgage lending through its Mortgage Division.  In addition, GreenBank conducts separate businesses through three wholly owned subsidiaries: Superior Financial Services, Inc., a consumer finance company; GCB Acceptance Corporation, a consumer finance company specializing in automobile lending; and Fairway Title Co., a title insurance company.

Certain matters discussed in this news release are not historical facts but are "forward-looking statements" within the meaning of and are furnished pursuant to the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve risk and uncertainty and actual results could differ materially from the anticipated results or other expectations expressed in the forward-looking statements. Risks and uncertainties related to the Company's business are discussed in the Company's SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2008, and include, but are not limited to, (1) deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses; (2) continuation of the historically low short-term interest rate environment; (3) changes in loan underwriting, credit review or loss reserve policies associated with economic conditions, examination conclusions, or regulatory developments; (4) increased competition with other financial institutions in the markets that GreenBank serves; (5) greater than anticipated deterioration or lack of sustained growth in the national or local economies; (6) rapid fluctuations or unanticipated changes in interest rates; (7) the impact of governmental restrictions on entities participating in the Capital Purchase Program of the United States Department of the Treasury; (8) changes in state and federal legislation, regulations or policies applicable to banks or other financial service providers, including regulatory or legislative developments arising out of current unsettled conditions in the economy and (9) the loss of key personnel.  The Company undertakes no obligation to update forward-looking statements.

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GRNB Reports Third Quarter Results

October 23, 2009

GREEN BANKSHARES, INC.
Reconciliation of Non-GAAP Measures Presented in Earnings Release
(Dollars in thousands)

	Three Months Ended			Nine Months Ended
	Sept. 30, 2009	June 30, 2009	Sept. 30, 2008	Sept. 30, 2009	Sept. 30, 2008
Total non-interest expense	$22,365	$168,914	$21,944	$209,110	$61,645
Goodwill impairment charge	--	(143,389)	--	(143,389)	--
Operating expenses	$22,365	$25,525	$21,944	$65,721	$61,645

Net income (loss) available to common shareholders	$(7,748)	$(151,400)	$1,234	$(155,600)	$9,874
Goodwill impairment charge, net of tax	--	137,414	--	137,414	--
Net operating income (loss)	$(7,748)	$(13,986)	$1,234	$(18,186)	$9,874

Per Diluted Share:
Net income (loss) available to common shareholders	$(0.59)	$(11.58)	$0.10	$(11.91)	$0.76
Goodwill impairment charge, net of tax	--	10.51	--	10.51	--
Net operating income (loss)	$(0.59)	$(1.07)	$0.10	$(1.40)	$0.76

Use of Non-GAAP financial measures

The above table presents computations and other financial information excluding the goodwill impairment charge (non-GAAP). The goodwill impairment charge is included in the financial results presented in accordance with generally accepted accounting principles (GAAP). The Company believes that the exclusion of goodwill impairment in expressing net operating income (loss), operating expenses and earnings (loss) per share data provides a more meaningful base for period to period comparisons which will assist investors in analyzing the operating results of the Company and predicting operating performance. The Company utilizes these non-GAAP financial measures to compare the operating performance with comparable periods in prior years and with internally prepared projections. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. To mitigate these limitations, the Company has policies in place to address goodwill impairment from other normal operating expenses to ensure that the Company's operating results are properly reflected for period to period comparisons.

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GRNB Reports Third Quarter Results

October 23, 2009

GREEN BANKSHARES, INC.
Unaudited Financial Highlights
(In thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	Sept. 30,	June 30,	Sept. 30,	Sept. 30,	Sept. 30,
	2009	2009	2008	2009	2008
Interest income	$34,796	$34,856	$42,566	$105,032	$131,369
Interest expense	14,458	14,676	18,182	45,085	57,469
Net interest income	20,338	20,180	24,384	59,947	73,900
Provision for loan losses	18,475	24,384	8,620	43,844	20,527
Net interest income (loss) after
provision for loan losses	1,863	(4,204)	15,764	16,103	53,373
Non-interest income	9,189	7,312	8,010	23,444	23,428
Non-interest expense	22,365	168,914	21,944	209,110	61,645
Income (loss) before income taxes	(11,313)	(165,806)	1,830	(169,563)	15,156
Provision (benefit) for income taxes	(4,815)	(15,656)	596	(17,695)	5,282
Income (loss)	(6,498)	(150,150)	1,234	(151,858)	9,874
Preferred stock dividends and
related costs	1,250	1,250	--	3,732	--
Net income (loss) available to
common shareholders	$(7,748)	$(151,400)	$1,234	$(155,600)	$9,874
Comprehensive income (loss)	$(5,073)	$(150,557)	$1,547	$(149,962)	$8,478

Earnings (loss) per share:
Basic	$(0.59)	$(11.58)	$0.10	$(11.91)	$0.76
Diluted	$(0.59)	$(11.58)	$0.10	$(11.91)	$0.76

Weighted average shares:
Basic	13,070	13,070	12,932	13,068	12,932
Diluted 1	13,070	13,070	12,948	13,068	12,936

Dividends declared per share	$0.00	$0.00	$0.13	$0.13	$0.39

			Sept. 30,	Dec. 31,	Sept. 30,
			2009	2008	2008
Total assets			$2,794,217	$2,944,671	$3,012,041
Cash and cash equivalents			346,131	198,358	102,919
Investment securities			168,307	217,249	306,857
Loans, net of unearned interest			2,099,267	2,223,390	2,323,076
Allowance for loan losses			(50,196)	(48,811)	(34,856)
Deposits			2,214,761	2,184,147	2,276,198
Shareholders' equity			227,388	381,231	326,482
Common shareholders' equity 2			161,000	315,885	326,482
Tangible common shareholders' equity 3			151,019	160,411	170,365
Common book value per share 2			12.22	24.09	25.12
Tangible common book value per share 3			11.47	12.23	13.11

1
Diluted weighted average shares outstanding for the three- and nine-month periods ended September 30, 2009, exclude 101,636 and 95,526 restricted average shares, respectively, because their impact would be anti-dilutive.

2	Common shareholders' equity is shareholders' equity less preferred stock.

3	Tangible common shareholders' equity is shareholders' equity less goodwill, intangible assets and preferred stock.

-END-

GREEN BANKSHARES, INC.
Consolidated Balance Sheets
September 30, 2009, December 31, 2008 and September 30, 2008
(Dollars in thousands)

	(Unaudited)		(Unaudited)
	September 30,	December 31,	September 30,
	2009	2008*	2008
ASSETS

Cash and due from banks	$345,209	$193,095	$46,168
Federal funds sold	922	5,263	56,751
Cash and cash equivalents	346,131	198,358	102,919

Interest earning deposits in other banks	1,000	-	-
Securities available-for-sale ("AFS")	154,937	203,562	292,897
Securities held-to-maturity (with a market value of $644, $601 and $700
on September 30, 2009, December 31, 2008 and September 30, 2008)	636	657	757
FHLB and other stock, at cost	12,734	13,030	13,203
Loans held for sale	1,064	442	1,824
Loans, net of unearned income	2,099,267	2,223,390	2,323,076
Allowance for loan losses	(50,196)	(48,811)	(34,856)
Other real estate owned and repossessed assets	56,413	45,371	12,215
Bank premises and equipment, net	82,551	83,359	83,569
Cash surrender value of life insurance	29,997	29,539	29,270
Goodwill	-	143,389	143,389
Core deposit and other intangibles	9,981	12,085	12,728
Other assets	49,702	40,300	31,050
Total assets	$2,794,217	$2,944,671	$3,012,041

LIABILITIES AND SHAREHOLDERS' EQUITY

Non-interest-bearing deposits	$156,797	$176,685	$189,262
Interest-bearing deposits	1,998,157	1,645,115	1,650,567
Brokered deposits	59,807	362,347	436,369
Total deposits	2,214,761	2,184,147	2,276,198

Federal funds purchased	-	-	413
Repurchase agreements	25,294	35,302	64,929
FHLB advances and notes payable	216,578	229,349	229,906
Subordinated debentures	88,662	88,662	88,662
Accrued interest payable and other liabilities	21,534	25,980	25,451
Total liabilities	2,566,829	2,563,440	2,685,559

SHAREHOLDERS' EQUITY

Preferred stock: no par value, 1,000,000 shares authorized;
72,278, 72,278 and -0- shares outstanding	66,388	65,346	-
Common stock: $2 par value, 20,000,000 shares authorized;
13,171,474, 13,112,687 and 12,999,161 shares outstanding	26,343	26,225	25,998
Common stock warrants	6,934	6,934	-
Additional paid in capital	188,146	187,742	185,631
Retained earnings (deficit)	(61,666)	95,647	114,742
Accumulated other comprehensive income (loss)	1,243	(663)	111
Total shareholders' equity	227,388	381,231	326,482

Total liabilities & shareholders' equity	$2,794,217	$2,944,671	$3,012,041

* Derived from Audited Consolidated Financial Statements.

GREEN BANKSHARES, INC.
Consolidated Statements of Income and Comprehensive Income
Three Months Ended September 30, 2009, June 30, 2009 and September 30, 2008 and Nine Months Ended September 30, 2009 and 2008
(Unaudited)

(Dollars in thousands except share and per share data)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2009	2009	2008	2009	2008

Interest income:
Interest and fees on loans	$32,559	$32,528	$38,497	$97,732	$120,653
Taxable securities	1,669	1,843	3,487	5,732	9,134
Nontaxable securities	315	314	320	949	977
FHLB and other stock	151	135	176	436	493
Federal funds sold and other	102	36	86	183	112
Total interest income	34,796	34,856	42,566	105,032	131,369

Interest expense:
Deposits	11,480	11,511	14,345	35,644	43,657
Federal funds purchased and repurchase agreements	6	7	262	22	2,054
FHLB advances and notes payable	2,416	2,469	2,525	7,328	8,268
Subordinated debentures	556	689	1,050	2,091	3,490
Total interest expense	14,458	14,676	18,182	45,085	57,469

Net interest income	20,338	20,180	24,384	59,947	73,900

Provision for loan losses	18,475	24,384	8,620	43,844	20,527

Net interest income (loss) after provision for loan losses	1,863	(4,204)	15,764	16,103	53,373

Non-interest income:
Service charges on deposit accounts	6,446	5,795	6,070	17,597	17,525
Other charges and fees	505	505	502	1,459	1,511
Trust and investment services income	595	489	564	1,472	1,398
Mortgage banking income	127	110	139	292	689
Security impairment loss recognized	(503)	(229)	-	(732)	-
Net gain on the sale of securities	933	-	72	933	72
Other income	1,086	642	663	2,423	2,233
Total non-interest income	9,189	7,312	8,010	23,444	23,428
Non-interest expense:
Employee compensation	7,315	8,064	8,961	23,071	25,620
Employee benefits	526	1,229	1,197	3,050	3,643
Occupancy expense	1,762	1,712	1,746	5,261	5,110
Equipment expense	761	895	719	2,398	2,566
Computer hardware/software expense	735	651	715	2,023	2,066
Professional services	457	446	470	1,432	1,428
Advertising	678	679	710	1,421	2,398
Loss on OREO and repossessed assets	3,578	3,346	1,942	7,005	3,022
FDIC insurance	819	2,550	418	4,069	1,181
Core deposit and other intangible amortization	648	652	649	2,104	1,958
Goodwill impairment	-	143,389	-	143,389	-
Other expenses	5,086	5,301	4,417	13,887	12,653
Total non-interest expense	22,365	168,914	21,944	209,110	61,645
Income (loss) before income taxes	(11,313)	(165,806)	1,830	(169,563)	15,156
Income taxes provision (benefit)	(4,815)	(15,656)	596	(17,695)	5,282
Net income (loss)	(6,498)	(150,150)	1,234	(151,868)	9,874
Preferred stock dividends and accretion of discount on warrants	1,250	1,250	-	3,732	-

Net income (loss) available to common shareholders	$(7,748)	$(151,400)	$1,234	$(155,600)	$9,874

Comprehensive income (loss)	$(5,073)	$(150,557)	$1,547	$(149,962)	$8,478

Per share of common stock:
Basic earnings (loss)	$(0.59)	$(11.58)	$0.10	$(11.91)	$0.76
Diluted earnings (loss)	$(0.59)	$(11.58)	$0.10	$(11.91)	$0.76
Dividends	$0.00	$0.00	$0.13	$0.13	$0.39

Weighted average shares outstanding:
Basic	13,070,216	13,070,216	12,931,774	13,067,798	12,931,538
Diluted (1)	13,070,216	13,070,216	12,947,618	13,067,798	12,936,084

(1) Diluted weighted average shares outstanding for the three and nine months ended September 30, 2009 excludes 101,636 and 95,526 shares, respectively, because they are anti-dilutive.

Non-GAAP Measures Presented in Earnings Release
Total non-interest expense	$22,365	$168,914	$21,944	$209,110	$61,645
Goodwill impairment charge	-	(143,389)	-	(143,389)	-
Operating expenses	$22,365	$25,525	$21,944	$65,721	$61,645

Net income (loss) available to common shareholders	$(7,748)	$(151,400)	$1,234	$(155,600)	$9,874
Goodwill impairment charge, net of tax	-	137,414	-	137,414	-
Net operating income (loss)	$(7,748)	$(13,986)	$1,234	$(18,186)	$9,874

GREEN BANKSHARES, INC.
Consolidated Financial Highlights
(UNAUDITED)

(Dollars in thousands except share and per share data)

	September 30,	December 31,	%
	2009	2008	Change
Financial Condition Data:

Assets	$2,794,217	$2,944,671	-5.11%
Loans, net of unearned interest	2,099,267	2,223,390	-5.58%
Cash and investments	515,438	415,607	24.02%
Federal funds sold	922	5,263	-82.48%
Deposits	2,214,761	2,184,147	1.40%
FHLB advances and notes payable	216,578	229,349	-5.57%
Subordinated debentures	88,662	88,662	0.00%
Repurchase agreements	25,294	35,302	-28.35%
Shareholders' equity	227,388	381,231	-40.35%
Common shareholders' equity (1)	161,000	315,885	-49.03%
Tangible common shareholders' equity (2)	151,019	160,411	-5.85%
Tangible shareholders' equity (3)	217,407	225,757	-3.70%

Ratios:
Common book value per share (1)	$12.22	$24.09	-49.27%
Tangible common book value per share (2)	$11.47	$12.23	-6.21%
Total tangible equity to tangible assets (3)(4)	7.81%	8.09%	-3.53%
Tangible common equity to tangible assets (2)(4)	5.42%	5.75%	-5.69%
Average equity to average assets	11.98%	11.24%	6.58%
(1) Common shareholders' equity is shareholders' equity less preferred stock.
(2) Tangible common shareholders' equity is shareholders' equity less goodwill, intangible assets and preferred stock.
(3) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.
(4) Tangible assets is total assets less goodwill and intangible assets.

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2009	2008	% Change	2009	2008	% Change
Operating Data:

Total interest income	$34,796	$42,566	-18.25%	$105,032	$131,369	-20.05%
Total interest expense	14,458	18,182	-20.48%	45,085	57,469	-21.55%
Net interest income	20,338	24,384	-16.59%	59,947	73,900	-18.88%
Provision for loan losses	18,475	8,620	114.33%	43,844	20,527	113.59%
Net interest income after provision for loan losses	1,863	15,764	-88.18%	16,103	53,373	-69.83%
Non-interest income	9,189	8,010	14.72%	23,444	23,428	0.07%
Non-interest expense	22,365	21,944	1.92%	209,110	61,645	239.22%
Income (loss) before income taxes	(11,313)	1,830	-718.20%	(169,563)	15,156	N/M
Income tax expense (benefit)	(4,815)	596	-907.89%	(17,695)	5,282	N/M
Net income (loss)	(6,498)	1,234	-626.58%	(151,868)	9,874	N/M
Preferred stock dividend and accretion of discount on warrants	1,250	-	100.00%	3,732	-	100.00%
Net income (loss) available to common shareholders	$(7,748)	$1,234	-727.88%	$(155,600)	$9,874	N/M

Comprehensive income (loss)	$(5,073)	$1,547	-427.93%	$(149,962)	$8,478	N/M

Per Share of Common Stock:
Basic earnings (loss)	$(0.59)	$0.10	-690.00%	$(11.91)	$0.76	N/M
Diluted earnings (loss)	$(0.59)	$0.10	-690.00%	$(11.91)	$0.76	N/M
Dividends	$0.00	$0.13	-100.00%	$0.13	$0.39	-66.67%

Weighted Average Shares Outstanding:
Basic	13,070,216	12,931,774		13,067,798	12,931,538
Diluted	13,070,216	12,947,618		13,067,798	12,936,084

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
	2009	2009	2008	2009	2008
Key Financial Ratios:

Return on average assets	-1.12%	-21.67%	0.16%	-7.43%	0.45%
Return on average shareholders' equity	-12.97%	-157.41%	1.49%	-62.04%	3.99%
Return on average common shareholders' equity (1)	-18.00%	-189.79%	1.49%	-77.32%	3.99%
Return on average common tangible shareholders' equity (2)	-19.16%	-363.33%	2.82%	-127.26%	7.59%
Interest rate spread	3.22%	3.26%	3.53%	3.16%	3.61%
Net interest margin	3.33%	3.43%	3.72%	3.33%	3.83%
(1) Common shareholders' equity is shareholders' equity less preferred stock.
(2) Tangible common shareholders' equity is shareholders' equity less goodwill, intangible assets and preferred stock.

	September 30,	December 31,	September 30,
	2009	2008	2008
Asset Quality Ratios:
Nonperforming loans as a percentage of total loans,
net of unearned income	3.27%	1.41%	1.75%
Nonperforming assets as a percentage of total assets	4.48%	2.61%	1.76%
Allowance for loan losses as a percentage of total loans,
net of unearned income	2.39%	2.20%	1.50%
Allowance for loan losses as a percentage of
nonperforming loans	73.09%	155.28%	85.56%
Net charge-offs to average total loans, net of
unearned income	1.93%	1.63%	0.84%

GREEN BANKSHARES, INC.
Consolidated Financial Highlights
September 30, 2009
(UNAUDITED)

Nonperforming Assets and Net Charge-offs				Asset Quality Ratios

As of and for the three months ended September 30, 2009	Bank	Other	Total	As of and for the three months ended September 30, 2009	Bank	Other	Consolidated
Loans past due 90 days and still accruing	$1,522	$9	$1,531	Nonperforming loans as a percentage of total loans, net of unearned income	3.24%	2.70%	3.27%
Nonaccrual loans	65,984	1,163	67,147	Nonperforming assets as a percentage of total assets	4.43%	2.89%	4.48%
Other real estate owned and repossessed assets	56,039	374	56,413	Allowance for loan losses as a percentage of total loans, net of unearned income	2.24%	8.12%	2.39%
Total nonperforming assets	$123,545	$1,546	$125,091	Allowance for loan losses as a percentage of nonperforming loans	69.13%	301.11%	73.09%
				YTD net charge-offs to average total loans, net of unearned income	1.86%	4.25%	1.93%
YTD net charge-offs	$40,662	$1,797	$42,459

As of and for the three months ended September 30, 2008	Bank	Other	Total	As of and for the three months ended September 30, 2008	Bank	Other	Consolidated
Loans past due 90 days and still accruing	$54	$-	$54	Nonperforming loans as a percentage of total loans, net of unearned income	1.74%	1.57%	1.75%
Nonaccrual loans	40,062	625	40,687	Nonperforming assets as a percentage of total assets	1.73%	1.69%	1.76%
Other real estate owned and repossessed assets	12,017	198	12,215	Allowance for loan losses as a percentage of total loans, net of unearned income	1.37%	8.01%	1.50%
Total nonperforming assets	$52,133	$823	$52,956	Allowance for loan losses as a percentage of nonperforming loans	78.93%	510.88%	85.56%
				YTD net charge-offs to average total loans, net of unearned income	0.77%	4.64%	0.84%
YTD net charge-offs	$17,950	$1,832	$19,782

As of and for the year ended December 31, 2008	Bank	Other	Total	As of and for the year ended December 31, 2008	Bank	Other	Consolidated
Loans past due 90 days and still accruing	$509	$-	$509	Nonperforming loans as a percentage of total loans, net of unearned income	1.38%	2.48%	1.41%
Nonaccrual loans	29,956	970	30,926	Nonperforming assets as a percentage of total assets	2.58%	2.57%	2.61%
Other real estate owned and repossessed assets	45,054	317	45,371	Allowance for loan losses as a percentage of total loans, net of unearned income	2.06%	8.27%	2.20%
Total nonperforming assets	$75,519	$1,287	$76,806	Allowance for loan losses as a percentage of nonperforming loans	149.59%	333.81%	155.28%
				Net charge-offs to average total loans, net of unearned income	1.53%	6.42%	1.63%
Net charge-offs	$35,564	$2,546	$38,110

GREEN BANKSHARES, INC.
Condensed Average Balances, Interest Rates and Yields
September 30, 2009

	Three Months Ended						Nine Months Ended
	September 30,						September 30,
	2009			2008			2009			2008

	Average		Average	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:

Loans (1)(2)	2,075,096	32,577	6.23%	2,302,465	38,510	6.65%	2,125,547	97,771	6.15%	2,322,510	120,698	6.94%
Investment securities (2)	184,433	2,305	4.96%	306,616	4,154	5.39%	198,741	7,628	5.13%	266,453	11,132	5.58%
Other short-term investments	183,448	102	0.22%	16,739	87	2.07%	105,011	183	0.23%	7,254	111	2.04%
Total interest-earning assets	2,442,977	34,984	5.68%	2,625,820	42,751	6.48%	2,429,299	105,582	5.81%	2,596,217	131,941	6.79%

Non-interest earning assets	303,665			373,449			369,023			362,035
Total assets	2,746,642			2,999,269			2,798,322			2,958,252

Interest-bearing liabilities:
Deposits:
Interest checking, money market and savings	870,091	3,163	1.44%	617,156	2,146	1.38%	742,643	7,557	1.36%	663,195	7,726	1.56%
Time deposits	1,121,349	8,317	2.94%	1,440,693	12,199	3.37%	1,190,412	28,087	3.15%	1,270,940	35,931	3.78%
Total interest bearing-deposits	1,991,440	11,480	2.29%	2,057,849	14,345	2.77%	1,933,055	35,644	2.47%	1,934,135	43,657	3.02%

Securities sold under repurchase and short-term borrowings	25,454	6	0.09%	74,385	262	1.40%	28,872	22	0.10%	128,057	2,054	2.14%
Notes payable	220,591	2,416	4.35%	229,928	2,525	4.37%	226,314	7,328	4.33%	262,405	8,268	4.21%
Subordinated debentures	88,662	556	2.49%	88,662	1,050	4.71%	88,662	2,091	3.15%	88,662	3,490	5.26%
Total interest-bearing liabilities	2,326,147	14,458	2.47%	2,450,824	18,182	2.95%	2,276,903	45,085	2.65%	2,413,259	57,469	3.18%

Non-interest bearing liabilities:
Demand Deposits	160,653			193,566			163,713			188,737
Other Liabilities	22,872			24,698			22,359			25,480
Total non-interest bearing liabilities	183,525			218,264			186,072			214,217

Total liabilities	2,509,672			2,669,088			2,462,975			2,627,476

Shareholders' equity	236,970			330,181			335,347			330,776

Total liabilities & shareholders' equity	2,746,642			2,999,269			2,798,322			2,958,252

Net interest income		20,526			24,569			60,497			74,472

Interest rate spread			3.22%			3.53%			3.16%			3.61%

Net yield on interest-earning assets (net interest margin)			3.33%			3.72%			3.33%			3.83%

(1) Average loan balances exclude nonaccrual loans for the periods presented.

(2) Fully Taxable Equivalent (“FTE”) at the rate of 35%. The FTE basis adjusts for the tax benefits of income on certain tax-exempt loans and investments using the federal statutory rate of 35% for each period presented. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

GREEN BANKSHARES, INC.
Consolidated Financial Highlights
September 30, 2009
(UNAUDITED)

	September 30, 2009		June 30, 2009
Loans	Balance	%	Balance	%	% Change
Commercial	$291,432	13.78%	$300,325	13.66%	-2.96%
Commercial real estate	1,331,367	62.96%	1,409,007	64.08%	-5.51%
Residential real estate	404,778	19.14%	400,207	18.20%	1.14%
Consumer	84,614	4.00%	86,491	3.93%	-2.17%
Other	2,466	0.12%	2,933	0.13%	-15.92%
Total loans	2,114,657	100.00%	2,198,963	100.00%	-3.83%

Less: Unearned income	(15,390)		(15,209)
Loans, net of unearned income	$2,099,267		$2,183,754

Loan Balances by Geographical Region and Operating Subsidiaries

	September 30, 2009		June 30, 2009
	Loan	% to	Loan	% to
	Balance	Total Loans	Balance	Total Loans	% Change

Northeastern Tennessee Region (1)	$533,270	25.40%	$529,615	24.25%	0.69%
East Tennessee Region	698,009	33.25%	745,853	34.15%	-6.41%
Middle Tennessee Region	824,549	39.28%	865,204	39.63%	-4.70%

GCB Acceptance Corporation	19,441	0.93%	19,081	0.87%	1.89%
Superior Financial Services, Inc.	23,998	1.14%	24,001	1.10%	-0.01%

Loans, net of unearned income	$2,099,267	100.00%	$2,183,754	100.00%	-3.87%
(1) Includes one branch located in Southwestern Virginia and one branch located in Northwestern North Carolina

	September 30, 2009		June 30, 2009
Deposits	Balance	%	Balance	%	% Change
Non-interest bearing demand	$156,797	7.08%	$165,735	8.18%	-5.39%
Interest bearing demand	609,336	27.51%	585,149	28.87%	4.13%
Money market and savings	293,867	13.27%	216,004	10.66%	36.05%
Retail time	659,540	29.78%	606,192	29.91%	8.80%
Jumbo time	495,221	22.36%	453,642	22.38%	9.17%
Total	$2,214,761	100.00%	$2,026,722	100.00%	9.28%

Deposit Balances by Geographical Region

	September 30, 2009		June 30, 2009
	Balance	%	Balance	%	% Change
Northeastern Tennessee Region (1)	$791,705	35.75%	$782,706	38.62%	1.15%
East Tennessee Region	352,581	15.92%	290,683	14.34%	21.29%
Middle Tennessee Region	1,070,475	48.33%	953,333	47.04%	12.29%

Total	$2,214,761	100.00%	$2,026,722	100.00%	9.28%
(1) Includes one branch located in Southwestern Virginia and one branch located in Northwestern North Carolina